Exhibit 99.2

[LOGO]CLEARLAKE CAPITAL


650 Madison Avenue,
23rd  Floor
New York, New York 10022
Tel 212.610.9000


August 1, 2007

PERSONAL AND CONFIDENTIAL

GoAmerica, Inc.
433 Hackensack Avenue,
Hackensack, NJ 07601
Attn: Daniel R. Luis, Chief Executive Officer

Re:   Second Lien Debt Commitment Letter

Ladies and Gentlemen:

You have advised Clearlake Capital Group, LP (together with the funds and accounts managed or advised by it, "Clearlake") that GoAmerica, Inc. (together with its subsidiaries, the "Company"), intends to acquire all or substantially all of the assets of the Tele Relay Services division of Verizon Communications Inc. (the "TRS Division" and such acquisition, the "Acquisition") pursuant to a definitive asset purchase agreement for the Acquisition (the "Acquisition Agreement"), and that, in addition to the financing for the Acquisition, the Company also desires to procure financing for additional working capital purposes and for investments and acquisitions. Upon the terms, and subject to satisfaction of the conditions, set forth herein, CCP A, L.P., a fund managed by Clearlake, hereby commits to provide certain debt financing for the Company for the Company's working capital purposes and to finance investments and acquisitions other than the Acquisition. The requested financing will be structured as a $40 million second lien term loan or note issuance (the "Second Lien Debt Financing") having the terms set forth in Annex A, and will be subject to the conditions set forth in this letter and in the attached Annexes A and B hereto (collectively, the "Commitment Letter"). On the date hereof, the parties hereto (or their affiliates) are also entering into (i) that certain $3,500,000 Credit Agreement (the "Bridge Credit Agreement"), (ii) that certain $1,500,000 Stock Purchase Agreement (the "$1,500,000 Stock Purchase Agreement"), (iii) that certain $48,500,000 Stock Purchase Agreement (the "$48,500,000 Stock Purchase Agreement") and (iv) that certain First Lien Debt Commitment Letter (the "First Lien Debt Commitment Letter" and together with the $1,500,000 Stock Purchase Agreement, the $48,500,000 Stock Purchase Agreement and the Bridge Credit Agreement, the "Other Financing Documents").

1.    Indemnification; Exclusivity; Commitment Fee.
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GoAmerica, Inc.
August 1, 2007
Page 2

      (a) The Company agrees to the provisions with respect to Clearlake's indemnity and other matters set forth in Annex B, which is incorporated by reference into this Commitment Letter.

      (b) Except as expressly permitted by Section 9.5 of the $48,500,000 Stock Purchase Agreement, the Company hereby agrees to exclusively negotiate the Second Lien Debt Financing with Clearlake in good faith and will not enter into any discussions with third parties with respect to the Second Lien Debt Financing or any other financing for any proposed investment or acquisition (other than the financings contemplated by the Other Financing Documents) until the earlier of (A) the execution of definitive agreements evidencing the Second Lien Debt Financing, and (B) the date this Commitment Letter is terminated.

      (c) The Company hereby agrees to pay Clearlake a commitment fee of 1.66% of the face amount of the Second Lien Debt Financing (the "Commitment Fee"), which shall be due and payable in full on the date that, following a written request from the Company that Clearlake provide the Second Lien Debt Financing, which request has not been revoked in writing, (i) Clearlake has delivered written notice to the Company that it irrevocably waives the condition set forth in paragraph 3(f) below (any such notice, a "Waiver Notice") and (ii) the Company and Clearlake execute the Amended Commitment Letter (as defined herein); provided that the condition set forth in clause (i) of this paragraph 1(c) shall be deemed satisfied if the Company and Clearlake have executed an Amended Commitment Letter in a form that does not include the condition set forth in paragraph 3(f) below. The Company hereby acknowledges and agrees that the Commitment Fee shall be fully earned and non-refundable on such date and shall be in addition to any other fees payable by the Company in connection with the Second Lien Debt Financing.

2.    Obligations.

Clearlake's obligation under this Commitment Letter (but not under the Definitive Agreement described below) will terminate upon the earlier of (a) the termination of the $48,500,000 Stock Purchase Agreement by the Company pursuant to Section 10.1(d)(ii) thereof, and (b) date that is 45 days from the date hereof. If, prior to the date that is 45 days from the date hereof, the Company has provided Clearlake with a reasonably detailed written description of the use of proceeds for the Second Lien Debt Financing and Clearlake has delivered a Waiver Notice to the Company indicating that such use of proceeds is acceptable to Clearlake in its sole discretion, the parties agree to work together in good faith to amend this Commitment Letter to provide for modifications to Sections 1(b), 2 and 3 hereof and to the proposed closing date set forth in Annex A hereto comparable to the corresponding provisions set forth in the First Lien Debt Commitment Letter and consistent with the approved use of proceeds (as so amended, the "Amended Commitment Letter").

3.    Conditions.

Clearlake's obligation to provide the Second Lien Debt Financing is subject to the following conditions:

      (a) The Company and Clearlake shall have negotiated, executed and delivered (or, in the case of clause (3) below, the Company shall have provided) (1) a definitive debt issuance and sale document with respect to the Second Lien Debt Financing (the "Definitive Agreement"), (2) all documents related to the Definitive Agreement, including without limitation legal opinions, a solvency certificate from the Company and officers'

GoAmerica, Inc.
August 1, 2007
Page 5
            certificates, and (3) corporate records, customary documents from public officials and customary evidence that the collateral agent shall have a valid and perfected first priority lien and security interest in the collateral (the documents referred to in this paragraph, collectively, the "Second Lien Debt Financing Documents"), which Second Lien Debt Financing Documents shall be in form and substance acceptable to Clearlake and its counsel (such acceptance not to be unreasonably withheld or delayed) and shall be based upon the Bridge Credit Agreement and the Loan Documents referenced therein; provided, however, the parties agree that the terms of the Second Lien Debt Financing Documents will contain looser "carve-outs" to the covenants to be agreed upon by the parties;

      (b) The closing of the Acquisition in accordance with the Acquisition Agreement (except to the extent that the Acquisition Agreement is subsequently amended or any term or condition thereof waived without Clearlake's consent, such consent not to be unreasonably withheld or delayed) shall have occurred concurrently with the closing of the First Lien Debt Financing;

      (c) The Company shall have received not less than $48,500,000 in gross cash proceeds from the Investors under and as defined in the $48,500,000 Stock Purchase Agreement as a result of the consummation of the transactions contemplated thereby, including receipt of shareholder approval for such share issuances (unless the Investors are in material breach of their obligations under the $48,500,000 Stock Purchase Agreement);

      (d) The Company shall have received not less than $30,000,000 in gross cash proceeds from the consummation of the transactions contemplated by the First Lien Debt Commitment Letter (unless the lenders are in material breach of their obligations under the First Lien Debt Commitment Letter or the definitive documentation contemplated thereby);

      (e) There shall have occurred no material adverse change in the assets, liabilities, customer or supplier relationships, financial condition, operations or results of operations of the Company and the TRS Division taken as a whole, provided, however, in each case, not including any change that (A) is generally applicable to the U.S. economy, (B) is generally applicable to Internet protocol data and voice providers, (C) results from the execution of the Acquisition Agreement, the announcement of the Acquisition Agreement or the consummation of the transactions contemplated by the Acquisition Agreement or (D) relates to changes in generally accepted accounting principles generally applicable to companies serving as Internet protocol data and voice providers occurring after the date of the Acquisition Agreement, and there shall exist no action, suit, investigation, litigation or proceeding pending or threatened that (i) would reasonably be expected to have a material adverse effect on the assets, liabilities, customer or supplier relationships, financial condition, operations or results of operations of the Company and the TRS Division taken as a whole,
            (ii) would be of the type described in Section 6.1.2 of the Acquisition Agreement, or (iii) are for the purpose of enjoining or preventing the Second Lien Debt Financing;

GoAmerica, Inc.
August 1, 2007
Page 4

      (f) The Company shall have provided Clearlake with a reasonably detailed written description of the use of proceeds for the Second Lien Debt Financing and Clearlake shall be satisfied, in its sole discretion, with such use of proceeds; and

      (g) If the proceeds of the Second Lien Debt Financing are to be used in whole or in part for an investment or acquisition, each of the closing conditions set forth in the definitive documentation for such transaction shall have been satisfied (unless waived with Clearlake's consent, such consent not to be unreasonably withheld) and such investment or acquisition shall be consummated substantially simultaneously with the closing of the Second Lien
            Debt Financing pursuant to definitive documentation for such transaction in form and substance satisfactory to Clearlake.

4.    Miscellaneous.

Except for the integration of Section 9.5 of the $48,500,000 Stock Purchase Agreement, the provisions of Sections 1 and 4 hereof shall remain in full force and effect unless otherwise specifically stated in the definitive documentation for the Second Lien Debt Financing that is executed and delivered, and notwithstanding the termination of this Commitment Letter or any commitment or undertaking hereunder.

This Commitment Letter shall not be assignable by the Company without Clearlake's prior written consent (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Commitment Letter may not be amended or any term or provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto.

This letter agreement shall be governed by the internal laws of the State of New York, without regard to conflict of laws principles, except for applicable Federal law.

EACH OF THE PARTIES TO THIS LETTER AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LETTER AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LETTER AGREEMENT.

Clearlake hereby notifies the Company that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the "Act"), Clearlake and each other investor party (each an "Investor") to the definitive Second Lien Debt Financing Documents are required to obtain, verify and record information that identifies the Company, which information includes the Company's name and address and other information that will allow Clearlake and the Investors to identify the Company in accordance with the Act. This notice is given in accordance with the requirements of the Act and is effective for Clearlake and each other Investor.

Please note that neither Clearlake nor any of its affiliates provides accounting, tax or legal advice. Notwithstanding anything herein to the contrary, Clearlake (and each of its members, officers, directors, employees, affiliates, agents, advisors and attorneys) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of this potential transaction and all materials of

GoAmerica, Inc.
August 1, 2007
Page 5

any kind (including tax opinions or other tax analyses) that are provided to Clearlake relating to such tax treatment and tax structure. However, the foregoing sentence shall not apply to any information relating to the tax treatment or tax structure to the extent nondisclosure of such information is reasonably necessary to enable any person to comply with applicable securities laws. For this purpose, "tax treatment" means U.S. federal income tax treatment, and "tax structure" is limited to any facts relevant to the U.S. federal tax treatment of the Second Lien Debt Financing.

This Commitment Letter may be executed in any number of counterparts, each of which when executed shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter is the only agreement that has been entered into among the parties hereto with respect to the Second Lien Debt Financing and sets forth the entire understanding of the parties with respect thereto and supersedes any prior written or oral agreements among the parties hereto with respect to the Second Lien Debt Financing.

THIS COMMITMENT LETTER REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  [Remainder of page intentionally left blank]

Please confirm that the foregoing is in accordance with your understanding by signing and returning to Clearlake the enclosed copy of this Commitment Letter, whereupon this Commitment Letter shall become a binding agreement between us. Notwithstanding the foregoing, this letter shall be void if not signed and returned by you by 11:59 pm New York time on August 2, 2007. We look forward to working with you on this assignment.

Very truly yours,


CCP A, L.P.

By: Clearlake Capital Partners, LLC
Its: General Partner

By: CCG Operations, LLC
Its: Managing Member


By: /s/ Behdad Eghbali
    ------------------
Name:  Behdad Eghbali
Title:


                               Accepted as of the date above:

                               GOAMERICA, INC.


                               By: /s/ Daniel R. Luis
                                   ------------------
                               Name:  Daniel R. Luis
                               Title: Chief Executive Officer

                                     ANNEX A

                                 GOAMERICA, INC.

                         SUMMARY OF TERMS AND CONDITIONS

This Summary of Terms and Conditions of the Proposed Second Lien Debt Financing does not purport to summarize all the terms, conditions, representations, warranties and other provisions with respect to the transactions referred to herein. Certain capitalized terms used herein are defined in the Commitment Letter.


Terms of the Second Lien Debt
Financing

Issuer:                       GoAmerica, Inc. ("GOAM", or the "Issuer").

Guarantors:                   All  of  GOAM's   direct  and  indirect   domestic
                              subsidiaries, other than non-material subsidiaries
                              (determined on a basis consistent with the terms of the Bridge Credit Agreement).

Notes/Loan:                   Senior  secured notes or a senior  secured loan in
                              the principal  amount of $40,000,000  (the "Second
                              Lien Debt").

Security:                     The Second Lien Debt will be secured by  perfected
                              second  priority  pledges  of all  of  the  equity
                              interests of GOAM's  direct and indirect  domestic
                              subsidiaries    other   than   the    non-material
                              subsidiaries   referenced  above  (GOAM  and  such
                              subsidiaries,  collectively,  the "Loan Parties"),
                              and perfected second priority  security  interests
                              in and  mortgages on all  tangible and  intangible
                              assets (including,  without  limitation,  accounts
                              receivable,    inventory,    equipment,    general
                              intangibles,    intercompany   notes,    insurance
                              policies   (other  than   directors  and  officers
                              liability    insurance    policies),    investment
                              property, intellectual property, real property, cash and proceeds of the foregoing) of the Loan
                              Parties, wherever located, now or hereafter owned, subject to such exceptions as are agreed.

Proposed Closing Date:        To be determined.

Maturity:                     One week  before  the date that is five years from
                              the closing of the Second Lien Debt Financing.


Interest Rate:                LIBOR + 900 bps per annum,  payable  quarterly  in
                              cash.

Ranking: GOAM will ensure that its obligations with respect to the Second Lien Debt will at all times constitute general, direct, unsubordinated and unconditional obligations of the Loan Parties ranking at all times at least pari passu in priority of payment, and senior in right of security and in all other respects, with other senior indebtedness of GOAM now or hereafter outstanding; provided that the Second Lien Debt will be subordinated in right of security only to the indebtedness contemplated by the First Lien Debt Commitment Letter pursuant to an intercreditor agreement in form and substance reasonably satisfactory to the Lenders.

Amortization:                 None, bullet at Maturity.

Prepayment Premium:           102% during year 1 following issuance; 101% during
                              years 2 through 4 following issuance; and no prepayment premium thereafter.

Covenants:                    The  type  of  covenants  will  be  customary  for
                              transactions  of this nature,  including,  but not
                              limited  to,  a  limitation  on  debt  incurrence,
                              limitation on sale of assets,  restricted payments
                              and  investments,   consolidations,   mergers  and
                              change  of   control,   issuance   of   subsidiary
                              securities, joint ventures and transactions with affiliates.

                              The documents governing the Second Lien Debt will also contain covenants requiring that the Company maintain:

                                 o Minimum Liquidity of $5 million at all times,

                                 o Maximum  CapEx in any  fiscal year (excluding
                                   capitalized labor) equal to the greater of $1.5 million or 20% of prior year's EBITDA; and

                                o Maximum Total Leverage Ratio (Total Debt to Pro-Forma Adjusted EBITDA) of 3.5x, which covenant shall be tested quarterly from and after Q1 2009 on a TTM basis.

Use of Proceeds:              General  working  capital  purposes  of  GOAM  and
                              investments and acquisitions, all as approved by Clearlake in its sole discretion (as set forth in the Commitment Letter).

Governing Law:                The  agreements   contemplated   hereby  shall  be
                              governed by the internal  laws of the State of New
                              York,   without   regard  to   conflicts  of  laws
                              principles.

Assignability:                Clearlake and its assignees  and  transferees  may
                              assign or transfer  their  interests in the Second
                              Lien Debt Financing at their discretion (i) to Reservoir Capital Group, L.L.C. and its affiliates and affiliates of Clearlake, without the consent of GOAM, (ii) in connection with the primary syndication of the

                              Second Lien Debt Financing, without the consent of GOAM (provided, however, that Clearlake shall remain primarily and fully liable hereunder if the conditions set forth herein are satisfied and, for any reason, such syndication does not provide the financing contemplated hereunder), and (iii) otherwise, with the consent of GOAM, which consent shall not be unreasonably withheld, conditioned or delayed; provided that GOAM's consent to any such assignment or transfer shall not be required following the occurrence and during the continuance of a default or event of default under the Second Lien Debt Financing Documents.

                                     ANNEX B

In the event that Clearlake becomes involved involuntarily in any capacity in any action, proceeding or investigation brought by or against any person, including stockholders or other equity holders of the Company, in connection with the transactions contemplated by this Commitment Letter (the "Letter"), the Company periodically will reimburse Clearlake for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. The Company also will indemnify and hold Clearlake harmless against any and all losses, claims, damages or liabilities to any such person in connection with the transactions contemplated by the Letter, and without regard to the exclusive or contributory negligence of Clearlake or its affiliates, or the members, directors, agents, employees and controlling persons (if any), as the case may be, of Clearlake and any such affiliate, except to the extent that a court shall have found (in a judgment not subject to further appeal or for which the time for appeal has expired) that any such loss, claim, damage or liability results from the bad faith, gross negligence or willful misconduct of Clearlake in performing obligations that are the subject of the Letter. If for any reason the foregoing indemnification is unavailable to
Clearlake or is insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by Clearlake as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Company and its stockholders or other equity holders on the one hand and Clearlake on the other hand in the matters contemplated by the Letter as well as the relative fault of the Company and Clearlake with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliate of Clearlake and the members, directors, agents, employees and controlling persons (if any), as the case may be, of Clearlake and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Clearlake, any such affiliate and any such person. The Company also agrees that neither any indemnified party nor any of such affiliates, partners, directors, agents, employees or controlling persons shall have any liability based on its or their exclusive or contributory negligence or otherwise to the Company or any person asserting claims on behalf of or in right of the Company or any other person in connection with the transactions contemplated by the Letter except to the extent that a court shall have found (in a judgment not subject to further appeal or for which the time for appeal has expired) that any losses, claims, damages, liabilities or expenses incurred by the Company resulted from the bad faith, gross negligence or willful misconduct of such indemnified party in performing the services that are the subject of the Letter; provided, however, that in no event shall such indemnified party or such other parties have any liability for any indirect, consequential or punitive damages in connection with or as a result of such indemnified party's or such other parties' activities related to the Letter.


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